May 1, 2020 Longleaf Partners Funds Summary Prospectus

Global Fund Summary	Ticker: LLGLX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), each dated May 1, 2020, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, shareholder reports, and other information about the Fund online at http://connect.rightprospectus.com/Longleaf/TADF/543069504/P?SPV=true. You can also get this information free by calling (800) 445-9469 or by sending an e-mail request to Longleaf@SEasset.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the fund by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Investment Objective

Longleaf Partners Global Fund seeks long-term capital growth.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy and hold shares of the Global Fund.

Transaction Fees and Expenses (sales charges or loads) (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.125%
12b-1 Fees	None
Other Expenses	0.195
Total Annual Fund Operating Expenses	1.32%
Expense Reimbursement(1)	(0.12)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%

(1)	Southeastern has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.20% of average net assets per year.

Example of Fund Expenses. This example helps compare the cost of investing in the Global Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and that Fund operating expenses are equal to the total annual fund operating expenses after expense reimbursement shown in the table through May 1, 2020, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower than those shown.

1 Year	3 Years	5 Years	10 Years
$122	$406	$712	$1,580

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities of U.S. and non-U.S. companies that we believe meet our qualitative and quantitative criteria:

•	Strong businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•

Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 44 years. We believe purchasing equities at prices substantially less than their intrinsic worth establishes a margin of safety that should protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Global Fund normally invests at least 40% of total assets in the equity securities of non-U.S. issuers throughout the world, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund primarily owns common stock or securities convertible into common stocks.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Definition of Non-U.S.  ∎  A company will generally be considered non-U.S. if headquartered outside the United States or if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.

Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Investment Selection Risk  ∎  Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks  ∎  As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds are not successful in addressing these risks, their business values and stock prices may decline, which would have a negative impact on the value of your Fund shares.

Stock Market Risk  ∎  Equity prices fluctuate and may decline in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, natural disasters, epidemic/pandemic outbreaks, political uprisings and the like. If the value of your investment goes down and you redeem your shares, you could lose money.

Non-Diversification Risk  ∎  Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and its share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks  ∎  Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities.

Focused Geographic Risks  ∎  The Fund does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when the Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Performance

The Fund Commenced investment operations on December 27, 2012.

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1 and 5 years and since inception period compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at longleafpartners.com or (800) 445-9469.

Past Fund Performance Total Return (%)

Average Annual Total Returns at December 31, 2018

	One Year	Five Years	Since Inception 12/27/12
Longleaf Partners Global Fund (net of fees and expenses)

Return Before Taxes	20.38%	5.78%	6.92%

Return After Taxes* on Distributions	19.63	5.04	6.24

Return After Taxes* on Distributions and Sale of Fund Shares	12.59	4.47	5.44

Comparative Index (no deductions for fees, expenses, or taxes)

MSCI World Index	27.67	8.74	10.59

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins  ∎  Chairman of Southeastern. Fund manager since 2012.

G. Staley Cates  ∎  Vice Chairman of Southeastern. Fund manager since 2012.

Ross Glotzbach  ∎  Chief Executive Officer of Southeastern. Fund manager since 2019.

Purchase and Sale of Fund Shares

Minimum investment

•	$10,000 initial purchase

•	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed on any day the New York Stock Exchange is open for trading.

Regular mail instructions:

P.O. Box 9694

Providence, RI 02940-9694

Overnight mail:

4400 Computer Drive

Westborough, MA 01581

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.